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                                                             EXHIBIT 10.4


                                SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

     THIS SECOND AMENDMENT (this "Second Amendment") to the Employment Agreement, dated as of July 5, 1998, between Capstar Broadcasting Corporation, a Delaware corporation (the "Company"), and D. Geoffrey Armstrong (the "Executive"), as amended on August 26, 1998 (the "Employment Agreement"), is entered into effective as of March 15, 1999, by and between the Company and the Executive.

                                    RECITALS:

     WHEREAS, in contemplation of the consummation of the merger (the "Merger") of CMC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Chancellor Media Corporation, with and into the Company, the parties hereto desire to amend the terms and provisions of the Employment Agreement as hereinafter set forth; and

     WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Employment Agreement.


                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

     1.   The First Amendment to Employment Agreement, dated as of
August 26, 1998,between the Company and the Executive, is hereby terminated and shall be of no further force or effect.

     2.   Notwithstanding the terms of the Employment Agreement,
(a) the Executive's employment shall be deemed terminated by the Executive without Good Reason, effective as of the close of business on March 15, 1999 (the "Date of Termination") and (b) the Company waives any and all notice requirements by the Executive relating to his deemed termination of employment without Good Reason.

     3. Section 4(a)(iii) of the Employment Agreement shall be amended and restated in its entirety to read as follows:

                (iii) Notwithstanding the terms or conditions of any Executive Option or other similar stock option, stock appreciation right or similar agreements
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        between the Company and the Executive, the Executive shall vest, as of the Date of Termination, in all rights under such agreements (i.e., Executive Options that would otherwise vest after the Date of Termination) and thereafter shall be permitted to exercise any and all such rights until the expiration of such Executive Option, stock option, stock appreciation right or similar agreement pursuant to its terms without regard to any termination of employment provisions contained therein.

     4. The Executive is entitled to receive a bonus equal to $600,000, payable in cash by the close of business on the date of execution of this Second Amendment.

     5. The Employment Agreement, including Section 11(k) thereof, is hereby terminated, and, except as provided in Section 6 of this Second Amendment, shall be of no further force or effect.

     6. Sections 2, 3 and 4 of this Second Amendment shall survive the termination of the Employment Agreement.

     7. This Second Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.







     IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment effective as of the date first written above.

                              COMPANY:

                              CAPSTAR BROADCASTING CORPORATION


                              By:
                                    --------------------------------------

                              Name:
                                    --------------------------------------

                              Title:
                                    --------------------------------------




                              EXECUTIVE:


                               -----------------------------
                               D. Geoffrey Armstrong